Delaware Group Foundation Funds

Delaware Aggressive Allocation Portfolio
Delaware Moderate Allocation Portfolio
Delaware Conservative Allocation Portfolio
(each, a "Portfolio" and, collectively, the "Portfolios")

Supplement to the Portfolios' Prospectuses
dated January 28, 2008

On May 22, 2008, the Board of Trustees of the Delaware Group Foundation Funds (the "Board") unanimously approved a proposal to replace the current "fund of funds" structure for each Portfolio with a multiple portfolio manager approach (the "Restructuring").

The Restructuring would eliminate certain expenses associated with the fund of funds structure while generally maintaining the Portfolios' other investment strategies and policies, except as described below. In connection with the proposed Restructuring, the Board:

  Approved an increase in each Portfolio's investment management fee payable to Delaware Management Company, the Portfolios' investment manager, which also introduces a breakpoint fee structure and includes replacing the current total expense limitation of each Portfolio with a new expense limitation that will continue for one year from the effective date of the proposed Restructuring; and
  Approved changes to each Portfolio's investment policies to accommodate additional investments in foreign securities.

Completion of the proposed Restructuring, including changes to the Portfolios' investment policies on foreign investments, is subject to shareholder approval of the proposed change in investment management fees and replacement of the existing expense limitations. Portfolio shareholders will receive a proxy statement providing them with further information about the Restructuring and the proposed increase in management fees and changes in expense limitations and requesting their votes on such proposal at a special meeting of shareholders expected to be held on or about September 16, 2008. The transition for the Restructuring will commence as soon as the appropriate shareholder approvals have been obtained.

Please keep this Supplement for future reference.

This Supplement is dated June 2, 2008.